UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE NEW HORIZONS FUND

HIGHLIGHTS

■	Most major stock indexes finished the year lower despite gains in the first half of 2018. Heightened uncertainty related to global trade policies, decelerating global growth, and the outlook for the U.S. economy contributed to the sharp market pullback in the last three months of the year.
■	The New Horizons Fund posted a 4.04% return in the 12-month reporting period, outperforming its benchmark and Lipper peer group index.
■	In the strategy review, we analyze a small group of companies—which we refer to as compounders—that are responsible for an outsized portion of the market’s return over 10-year periods and drive a significant amount of our returns as well.
■	Despite the uncertainty of the current macroeconomic environment, we remain committed to identifying small companies that can become large companies and compound wealth for our shareholders.

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Management’s Discussion of Fund Performance

Fellow Shareholders

Your fund outperformed its benchmark and peer group with a 4.04% return in the 12-month reporting period. While the fund declined along with most market indices in the second half of 2018, the fund’s performance compared with its benchmark and peer group further improved from the first six months of the year. We endeavored to take advantage of the market volatility in 2018 by adding to the fund’s highest-conviction holdings and buying new positions as they became more attractive. In this letter, we will review our key performance indicators (KPIs) consistent with prior periods—in the spirit of transparency and comparability. In the strategy review, we detail the overall importance of a select group of small-cap growth companies—compounders—both in terms of market returns and the fund’s performance. We focus on sourcing these companies from both our public and private market efforts.

PERFORMANCE REVIEW

The New Horizons Fund returned 4.04% for the year ended December 31, 2018, outperforming the -9.31% return of its benchmark, the Russell 2000 Growth Index. The fund also outpaced the Lipper Mid-Cap Growth Funds Index, which generated a -3.53% return. The New Horizons Fund was the top-performing mid-cap growth fund among the Lipper peer group for the trailing 3-, 5-, and 10-year periods ended December 31, 2018. Based on cumulative total returns, Lipper ranked the New Horizons Fund 16 of 386, 3 of 351, 2 of 330, and 1 of 228 mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2018, respectively. (Performance for the I Class will vary due to its differing fee structure. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Although the final data have yet to come in, by most macroeconomic indicators, the U.S. economy grew by about 3% in 2018, aided by corporate tax reform and fiscal stimulus measures. Yet concerns about underlying economic change and resulting displacement that threatens long-term job stability have contributed to a growing populist rhetoric in the U.S. and developed markets abroad. Secular and cyclical risks are becoming more salient to investors, particularly as we progress into the late stages of an economic cycle. Despite investors’ willingness to disregard “headline risks” in recent years, key issues—including global relations and trade, signs of inflation, and normalization of global monetary policy—hurt investors’ risk appetite in 2018. The transition to a “risk-off” environment was particularly acute in the last few months of the year, as the S&P 500 Index declined nearly 20% from peak-to-trough between September 21 and December 24. We expect the market will most likely be more volatile and susceptible to short-term pullbacks compared with recent years with more sanguine investor expectations. Experience has taught us to sharpen our focus on bottom-up security analysis and double down on our fundamental research during these periods, with a greater emphasis on companies that can compound wealth into the next economic cycle.

PERFORMANCE DISCUSSION

In the spirit of transparency, several shareholder letters ago, we committed to sharing more comprehensive data about KPIs of the fund, including our private investment returns and performance of the fund’s top 20 holdings and private investments. We have received positive feedback from our shareholders and intend to provide these two charts annually.

(1) Private Investment Returns
We remind investors that periodic updates may appear relatively unchanged depending on the maturation of older companies, acquisitions, and initial public offering (IPO) activity from the portfolio. In 2018, the fund’s private holdings had eight IPOs compared with four IPOs in 2017. We added 16 new private investments in 2018 compared with seven in the previous year.

As detailed in previous letters, we encourage investors not to view our private market investments as separate from our public market activity. Rather, it is an extension of our investment process in early-stage growth companies that have the potential to become compounders. Furthermore, we believe that our experiences with private businesses and assessing change advantages all of our investment efforts.

The first chart details the fund’s private investment activity since September 2009 and classifies each company by subgroup based on the profile of the investment return. The first subgroup, “Public and Sold Companies,” features investments with returns that were realized in a liquidity event, be it an IPO or an acquisition. We believe the investment returns for companies taken public or sold can be viewed as equivalent to the returns generated by the fund’s public investments, given the liquidity and readily available market price.

The second subgroup consists of companies that are still private. While these investments are considered illiquid, T. Rowe Price values the securities through a rigorous process audited by a third party. These investments are often made in earlier-stage companies where there are fewer data points to evaluate the performance of the business. Thus, we expect private companies to produce lower returns, as the businesses still require substantial monetary and human capital investments before they can achieve meaningful scale. In addition, we expect larger returns from the older cohorts as those investments mature and the prospect of a liquidity event becomes more apparent. We have found that this process to judge a cohort takes around three years. As a result, we recommend investors focus on 2015 and prior-year cohorts as the primary driver of the fund’s current private investment returns. We remind shareholders that given the illiquidity and early stage of these private companies, we seek 1,000 basis points of outperformance versus the index as our return threshold (100 basis points equals 1.00%). Each of the 2015 and prior cohorts, with the exception of 2012, has achieved this level.

We present our Top 20 and private investment performance as a window into the two areas of the portfolio where the New Horizons Fund’s Investment Advisory Committee spends a majority of its time. We believe investors should focus on performance for our largest 20 holdings and private investments as a barometer for our team’s return on invested time. Overall, our expectation for the fund’s largest public investments is an average of 500 basis points of annual outperformance versus the Russell 2000 Growth Index benchmark. Given the weight between our Top 20 and private holdings, we seek returns roughly 600 basis points above the benchmark for this subset of the portfolio. As observed in the previous charts, our returns against these two KPIs have remained strong across market environments as our capital base has scaled, including in 2018.

STRATEGY REVIEW

Our studies of historical performance show us that, over the long term, wealth creation is concentrated among a handful of companies. This is true for both the broader market indices and the fund. We examined this through two prisms: the returns from our holdings based on duration of ownership and the success of our 20 largest contributors over the last five years. Since 2010, the fund’s top contributors are those that benefited from compounding, as our analysis shows that 106% of outperformance (alpha) versus the Russell 2000 Growth Index can be attributed to companies owned in the public market for more than five years. In contrast, these companies represent just 10% of the fund’s aggregate number of investments since 2010. This demonstrates the importance of time and concentration to our performance.

In recent years, we began to study an elite group of these compounders, across the universe of small-cap, publicly traded companies since 1996. We found that small-cap compounders—U.S.-listed companies that began with $1 billion to $6 billion market capitalization and subsequently generated a 20% total return compound annual growth rate (CAGR) over a 10-year period—are rare and extremely valuable to returns over time. Since 1996, there have been 463 instances where small-cap companies passed the 10-year return hurdle to be designated as a compounder. The median number of small-cap compounders was 28 per year, or 2.4% of eligible companies during the 10-year period.

The data also show that, on average, an annual cohort of small-cap compounders contributed nearly 35% of the total market appreciation over the 10-year period. Said differently, compounders were nearly 15 times more impactful to the market’s returns than the number of companies would imply on its own. Using a specific example, the 1996 cohort included 56 companies that achieved 20% total return compound annual growth rate (CAGR) over the 10-year period from December 31, 1995, to December 31, 2005. These 56 compounders represented 6% of U.S.-listed companies with $1 billion to $6 billion market cap, but they contributed 40% of the total market cap appreciation for the entire group over the 10-year period. This data reaffirmed our views that small-cap compounders are rare—historically 1 in 40 companies achieved the feat—and the stakes are very high for investors. This reminds us that, as growth investors, we need to grow our roses and cut our weeds.

When we looked at this data for the New Horizons Fund, we examined the top 20 contributors and detractors to the fund’s outperformance versus the Russell 2000 Growth Index benchmark over the past five years (as our current team does not yet have a 10-year track record). Of the top 20 contributors, we found that 16 successfully generated at least a 20% total return CAGR over the fund’s holding period and are currently on track to become compounders as of the end of the reporting period. Looking at the fund’s corresponding top 20 detractors, we found that their impact on the fund was less than half of the positive contributors. We need to remember that as equity investors in small companies, our returns are driven disproportionately by our contributors. We will continue to track and disclose these metrics for shareholders going forward.

We also studied how our private holdings have performed with the lens of sourcing additional compounders. As discussed previously, private investing is an extension of our investment process as we similarly seek to invest in companies that have the potential to become much larger. We tested this hypothesis by analyzing the number of companies that would be on track to become compounders, or 6.2 times larger, since our initial investment in the company. This does not represent the fund’s realized return on the investment but rather is an illustration of how the private market has impacted our ability to invest in companies that can become much larger.

We note that nine of our private investments increased by more than 6.2 times our initial investment. Of these, six companies are still held in the fund today, and five of those are publicly traded as of December 31, 2018. We believe that this represents an attractive risk-adjusted return for our shareholders over time and that by learning about these companies early and knowing the leadership teams that helped build them, we have developed a greater appreciation for their durability. In short, we believe the private market increases the opportunity set from which future compounders emerge.

PORTFOLIO REVIEW

The cloud-based commerce platform Shopify was a top contributor to the fund’s performance during 2018. We believe Shopify has the potential to be a much bigger company because of its strong product and technology culture; early-mover advantage in a market where scale is increasingly advantageous; and strong founder-led culture of innovation and customer focus. Our thesis is that Shopify’s topline growth is more durable than the market appreciates given the platform’s dominant market share among small merchants and the monetization opportunities available over time. We believe the company is in the early innings of realizing the full potential from its open-architecture platform that allows merchants to build and scale a business. Over time, we expect Shopify to demonstrate robust sales growth through subscription revenue and ancillary services, such as payments, marketing, shipping, and lending. We believe the current valuation does not reflect the strategic importance of this building block platform. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

StoneCo the Brazilian financial technology provider, was a top contributor to the fund’s relative performance during the reporting period. The fund first invested in Stone as a private company in 2015. Since then, the fund has invested more capital in every successive round, including buying shares in the IPO last October. We believe Stone can be a powerful early-stage growth company and eventually become a much larger business. In 2017, Brazilian credit card usage grew 11% despite a recession, and credit card penetration reached 29% of total transactions compared with 50% in the U.S. market. Stone is positioned to benefit from this secular growth by gaining share from three legacy incumbents that represented 100% of the market in 2010. Stone has already reached 6% market share since its founding in 2014, and we believe it will continue to rapidly gain share for years to come.

Vail Resorts was a detractor from the fund’s performance over the past year. Much of the controversy around the stock was the company’s report of 2018 season pass growth of 8% to 925,000 units compared with the market’s expectation for an additional 1% to 2% more, or roughly 20,000 season passes. We believe much of the weakness was the result of historically bad weather out West that affected the usage of the season pass, especially in the Tahoe region. The second reason was that a rival introduced a competitive season pass that attracted local skiers. However, we believe Vail is unique because of its national network of resorts that attracts destination season pass holders, not just local skiers. Ultimately, for any durable company, there are times when the competitive moat gets tested. While the market’s fear of competition is setting in, we believe Vail is well positioned to sustain double-digit growth because of the value of its network. Vail remained the fund’s largest position at the end of the period.

The real estate brokerage Redfin was another detractor from the fund’s performance during 2018 because the residential real estate market was unexpectedly weak throughout 2018 as industry trends declined in the second half of the year. This was particularly true for higher-priced West Coast markets where Redfin generates a large percentage of its business and has its highest market share. Also, despite housing market weakness, Redfin announced that it would increase marketing spending on television ads by roughly $40 million in 2019, which would delay its path to profitability until 2021. In conjunction with the softening housing market and uncertain outlook for 2019, investors viewed the additional investment as defensive. We believe it is helpful to take a step back and evaluate these data points within the context of our investment thesis. On balance, 2018 was a good year for Redfin, as the company increased its real estate transactions in the mid-20% range despite a flat U.S. housing market. We believe that Redfin has a competitive advantage because its marketing and workflow tools enable agents to operate a successful business. The data show that Redfin agents are three times more productive than non-Redfin agents because of technology advantages that allow Redfin agents to spend more time focused on customers. Redfin can pass through some of these efficiencies to customers in the form of lower sales commissions. These factors drive scale as more customers and agents move to the platform for better prices, improved efficiency, and, ultimately, a better home-buying experience. We remain optimistic that Redfin will accelerate growth and market share gains through its advertising investments in 2019 and beyond.

While the fund is primarily a cash manager, it occasionally uses derivatives for hedging purposes. During the period the use of derivatives detracted from performance.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

OUTLOOK

The price-to-earnings (P/E) ratio of the fund’s holdings at the end of December 2018 was 34.6, which was down from 36.2 as of December 31, 2017. Small-cap growth valuations are still modestly elevated relative to large-caps, however. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.33 at the end of December, up from 2.00 at the end of 2017.

This suggests that it will be important to invest in companies that can pull away from the pack, capitalize on change, and create an environment in which their employees benefit from stability and higher productivity. We believe that companies that can demonstrate excellence in these key areas will be distinguished as winning companies over the next 10 years. In addition, investors who are able to identify and own these companies over the long term will be rewarded. As we detailed before, we view our team as uniquely positioned to invest in the next generation of market leaders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

February 5, 2019

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Alpha: Excess return above that of the benchmark.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/18
Vail Resorts	2.8%
Bright Horizons Family Solutions	2.4
Burlington Stores	2.3
Tableau Software	2.0
TransUnion	1.9
Gartner	1.8
Black Knight	1.8
Waste Connections	1.8
Cboe Global Markets	1.7
Shopify	1.6
Roper Technologies	1.5
SS&C Technologies Holdings	1.4
GCI Liberty	1.4
West Pharmaceutical Services	1.4
Cable One	1.4
CoStar Group	1.4
Rentokil Initial	1.3
Toro	1.3
IAC/InterActiveCorp	1.2
StoneCo	1.2
Atlassian	1.2
RealPage	1.1
Molina Healthcare	1.1
Rollins	1.1
RH	1.1
Total	39.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/18

Best Contributors		Worst Contributors	
Atlassian	27¢	Vail Resorts	-41¢
StoneCo	25	BWX Technologies	-27
Tableau Software	19	Zillow	-27
Upwork	17	TransUnion	-25
Burlington Stores	10	SAGE Therapeutics	-24
IAC/InterActiveCorp	10	Mobile Mini	-20
Cable One	10	CoStar Group	-18
Molina Healthcare	9	Ellie Mae	-18
Bright Horizons Family Solutions	9	Black Knight	-17
Service Corporation International	7	Valmont Industries	-15
Total	143¢	Total	-232¢

12 Months Ended 12/31/18

Best Contributors		Worst Contributors	
Atlassian	53¢	SAGE Therapeutics	-28¢
Tableau Software	42	BWX Technologies	-26
Coupa Software	35	Cboe Global Markets	-23
Burlington Stores	32	GCI Liberty*	-21
Shopify	31	Valmont Industries	-20
Wix.com	29	Redfin	-17
Okta	29	Coherent	-14
Dexcom	26	Signature Bank	-13
StoneCo	25	Eurofins Scientific	-13
Upwork	23	Acuity Brands**	-13
Total	325¢	Total	-188¢

*Position added.
**Position eliminated.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 94.8%		
COMMUNICATION SERVICES 6.6%		
Entertainment 0.2%		
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(2)(3)	877,600	7,232
Netflix (1)	146,099	39,105
Offerup, Acquisition Date: 3/6/15, Cost $5,042 (1)(2)(3)	1,012,630	5,215
		51,552
Interactive Media & Services 3.2%		
ANGI Homeservices, Class A (1)	2,204,618	35,428
Cargurus (1)(4)	4,828,383	162,861
Eventbrite, Class B, Acquisition Date: 4/22/13 - 8/31/17, Cost $61,738 (1)(3)(4)	4,162,753	109,978
Eventbrite, Class A (1)(4)	359,696	10,003
IAC/InterActiveCorp (1)	1,471,897	269,416
Zillow Group, Class A (1)	2,198,895	69,111
Zillow Group, Class C (1)	1,342,160	42,386
		699,183
Media 2.8%		
Cable One (4)	370,338	303,714
GCI Liberty, Class A (1)(4)	7,479,877	307,872
		611,586
Wireless Telecommunication Services 0.4%		
Sarana Menara Nusantara (IDR)	1,724,881,400	82,796
		82,796
Total Communication Services		1,445,117
CONSUMER DISCRETIONARY 15.1%		
Auto Components 0.1%		
Gentherm (1)	284,873	11,389
		11,389

Distributors 0.4%		
Pool	544,752	80,977
		80,977
Diversified Consumer Services 4.1%		
Bright Horizons Family Solutions (1)(4)	4,631,964	516,232
Chegg (1)	1,076,668	30,599
Nord Anglia Education (1)	2,557,807	12,277
Service Corporation International	2,732,364	110,005
ServiceMaster Global Holdings (1)	6,358,124	233,598
		902,711
Hotels, Restaurants & Leisure 4.3%		
Dunkin' Brands Group	2,745,768	176,059
Fiesta Restaurant Group (1)(4)	1,815,144	28,153
Lindblad Expeditions Holdings (1)(4)	2,734,108	36,801
Lindblad Expeditions Holdings, Warrants, 7/10/20 (4)	778,500	2,429
Papa John's International	1,354,580	53,926
Vail Resorts (4)	2,873,231	605,734
Wingstop	473,013	30,363
		933,465
Internet & Direct Marketing Retail 2.0%		
A Place for Rover, Acquisition Date: 5/25/18, Cost $2,132 (1)(2)(3)	314,592	2,132
Despegar.com (1)	327,060	4,059
Etsy (1)	1,099,575	52,307
Farfetch, Class A (1)	2,342,714	41,489
GrubHub (1)	1,926,483	147,973
Liberty Expedia Holdings, Class A (1)	1,853,181	72,478
MercadoLibre	354,743	103,886
Netshoes (1)	1,021,378	1,522
Quotient Technology (1)	411,005	4,389
Wayfair, Class A (1)	70,821	6,380
		436,615
Multiline Retail 0.1%		
Lojas Renner (BRL)	1,858,560	20,276
		20,276

Specialty Retail 3.6%		
Burlington Stores (1)	3,104,885	505,072
Floor & Decor Holdings, Class A (1)	214,074	5,544
National Vision Holdings (1)	1,696,755	47,798
Reed Krakoff International, Acquisition Date: 8/30/13 - 10/14/14, Cost $11,106 (1)(2)(3)(4)(5)	111,063	—
RH (1)(4)	1,987,579	238,152
Vroom, Acquisition Date: 10/11/16, Cost $2,286 (1)(2)(3)(4)	176,119	3,161
		799,727
Textiles, Apparel & Luxury Goods 0.5%		
Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $15,645 (1)(2)(3)	285,294	15,645
Canada Goose Holdings (1)	2,080,173	90,945
		106,590
Total Consumer Discretionary		3,291,750
CONSUMER STAPLES 1.7%		
Beverages 0.5%		
Boston Beer, Class A (1)(4)	466,146	112,267
		112,267
Food & Staples Retailing 0.6%		
Casey's General Stores	990,554	126,929
Raia Drogasil (BRL)	173,100	2,550
		129,479
Food Products 0.6%		
Nomad Foods (1)	1,947,300	32,559
Post Holdings (1)	1,132,500	100,940
		133,499
Total Consumer Staples		375,245
ENERGY 0.8%		
Energy Equipment & Services 0.1%		
Dril-Quip (1)	415,994	12,492
NCS Multistage Holdings (1)	322,204	1,640
		14,132

Oil, Gas & Consumable Fuels 0.7%		
Centennial Resource Development, Class A (1)	3,703,807	40,816
Diamondback Energy	225,519	20,906
Jagged Peak Energy (1)	3,842,772	35,046
Matador Resources (1)	938,169	14,570
Seven Generations Energy, Class A (CAD)(1)	2,072,810	16,914
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $2,981 (1)(2)(3)	987	5,132
Venture Global LNG, Series C Acquisition Date: 5/25/17 - 3/8/18, Cost $25,850 (1)(2)(3)	7,166	37,263
		170,647
Total Energy		184,779
FINANCIALS 6.0%		
Banks 2.0%		
Signature Bank	1,681,962	172,923
SVB Financial Group (1)	116,149	22,059
Texas Capital Bancshares (1)	853,615	43,611
Webster Financial	2,504,535	123,449
Western Alliance Bancorp (1)	1,608,317	63,512
		425,554
Capital Markets 3.1%		
Cboe Global Markets	3,707,533	362,708
MarketAxess Holdings	575,431	121,594
MSCI	1,375,891	202,848
		687,150
Insurance 0.9%		
First American Financial	3,375,977	150,703
Goosehead Insurance, Class A (1)(4)	966,362	25,406
Third Point Reinsurance (1)	1,866,919	17,997
		194,106
Total Financials		1,306,810
HEALTH CARE 15.3%		
Biotechnology 6.4%		
Abcam (GBP)(4)	14,938,552	207,937

Abeona Therapeutics (1)	621,788	4,440
Acceleron Pharma (1)	1,146,535	49,932
Acerta Pharma, Class B, Acquisition Date: 5/12/15, Cost $4,434 (1)(2)(3)	175,251,555	12,268
Agios Pharmaceuticals (1)	507,355	23,394
Aimmune Therapeutics (1)	1,157,318	27,683
Alkermes (1)	292,401	8,629
Allogene Therapeutics (1)	412,928	11,120
Allogene Therapeutics, Acquisition Date: 9/5/18, Cost $8,743 (1)(3)	571,465	14,620
Alnylam Pharmaceuticals (1)	179,973	13,122
Argenx, ADR (1)	671,865	64,546
Array BioPharma (1)	2,240,586	31,928
Audentes Therapeutics (1)	251,083	5,353
BeiGene, Acquisition Date: 4/21/15, Cost $— (1)(3)	7	—
BeiGene, ADR (1)	266,397	37,365
Bluebird Bio (1)	184,802	18,332
Blueprint Medicines (1)	634,903	34,228
Calyxt (1)	674,494	6,988
Corvus Pharmaceuticals (1)	554,992	2,037
Editas Medicine (1)	168,551	3,834
Exelixis (1)	424,335	8,347
FibroGen (1)	568,516	26,311
Global Blood Therapeutics (1)	599,596	24,613
GlycoMimetics (1)	952,466	9,020
ImmunoGen (1)	564,500	2,710
Immunomedics (1)	3,682,114	52,544
Incyte (1)	49,863	3,171
Insmed (1)	1,531,210	20,089
Ionis Pharmaceuticals (1)	345,100	18,656
Ironwood Pharmaceuticals (1)	366,265	3,794
Loxo Oncology (1)	583,533	81,735
Minerva Neurosciences (1)	339,089	2,285
Moderna (1)	66,380	1,014
Moderna, Acquisition Date: 1/31/18, Cost $6,297 (1)(3)	287,112	4,165
Neurocrine Biosciences (1)	1,024,559	73,164
Rhythm Pharmaceuticals (1)	284,041	7,635

Sage Therapeutics (1)	1,658,527	158,870
Sarepta Therapeutics (1)	1,473,602	160,814
Seattle Genetics (1)	646,801	36,648
Spark Therapeutics (1)	286,530	11,215
TESARO (1)	228,353	16,955
Ultragenyx Pharmaceutical (1)	761,033	33,090
Xencor (1)	1,491,932	53,948
Zai Lab, ADR (1)	404,857	9,401
		1,397,950
Health Care Equipment & Supplies 4.3%		
Align Technology (1)	220,403	46,159
DexCom (1)	201,500	24,140
GenMark Diagnostics (1)(4)	3,917,688	19,040
Glaukos (1)	956,285	53,715
ICU Medical (1)	590,562	135,611
IDEXX Laboratories (1)	1,071,487	199,318
iRhythm Technologies (1)	71,891	4,995
JAND, Class A, Acquisition Date: 4/23/15 - 3/9/18, Cost $26,928 (1)(2)(3)	1,875,578	28,694
Novocure (1)	580,600	19,438
West Pharmaceutical Services	3,138,400	307,657
Wright Medical Group (1)	3,967,385	107,992
		946,759
Health Care Providers & Services 2.1%		
Acadia Healthcare (1)	1,842,059	47,359
Centene (1)	678,056	78,180
Molina Healthcare (1)	2,072,171	240,828
WellCare Health Plans (1)	415,936	98,198
		464,565
Health Care Technology 0.4%		
Teladoc Health (1)	180,874	8,966
Veeva Systems, Class A (1)	705,829	63,045
		72,011
Life Sciences Tools & Services 1.5%		
Bruker	4,646,290	138,320

Eurofins Scientific (EUR)	360,141	134,506
Sartorius Stedim Biotech (EUR)	606,884	60,761
		333,587
Pharmaceuticals 0.6%		
Catalent (1)	1,722,971	53,722
GW Pharmaceuticals, ADR (1)	184,870	18,004
MyoKardia (1)	586,476	28,655
TherapeuticsMD (1)	1,482,714	5,649
Theravance Biopharma (1)	316,167	8,091
WaVe Life Sciences (1)	211,078	8,874
Zeneca, Acquisition Date: 7/18/13, Cost $— (1)(2)(3)	288,910	178
		123,173
Total Health Care		3,338,045
INDUSTRIALS & BUSINESS SERVICES 21.0%		
Aerospace & Defense 1.5%		
Aerojet Rocketdyne Holdings (1)	2,212,800	77,957
BWX Technologies	4,822,361	184,359
Teledyne Technologies (1)	370,397	76,698
		339,014
Airlines 1.1%		
Alclear Holdings, Class B, Acquisition Date: 9/4/15 - 12/13/18, Cost $85,192 (1)(2)(3)(4)(5)	792,649	178,346
Allegiant Travel	244,384	24,492
Wheels Up Partners, Series B, Acquisition Date: 9/18/15, Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	20,534
Wheels Up Partners, Series C, Acquisition Date: 6/22/17, Cost $18,460 (1)(2)(3)(4)(5)	5,916,523	15,206
		238,578
Building Products 1.3%		
Armstrong Worldwide Industries (4)	2,912,487	169,536
Lennox International	531,744	116,378
		285,914
Commercial Services & Supplies 5.8%		
frontdoor (1)	2,200,753	58,562
Healthcare Services Group	1,574,413	63,260

Mobile Mini (4)	5,710,336	181,303
Rentokil Initial (GBP)	66,956,682	288,048
Rollins	6,609,009	238,585
Stericycle (1)	1,466,300	53,798
Waste Connections	5,160,159	383,142
		1,266,698
Construction & Engineering 0.8%		
Valmont Industries (4)	1,652,086	183,299
		183,299
Electrical Equipment 0.1%		
Bloom Energy, Class A (1)(4)	1,214,249	12,118
		12,118
Industrial Conglomerates 1.5%		
Roper Technologies	1,239,651	330,392
		330,392
Machinery 3.9%		
Colfax (1)	1,761,500	36,815
Graco	4,167,960	174,429
John Bean Technologies	886,761	63,678
RBC Bearings (1)(4)	1,238,143	162,321
Rotork (GBP)	3,034,662	9,583
Toro	4,981,200	278,349
WABCO Holdings (1)	1,139,053	122,266
		847,441
Professional Services 3.8%		
CoStar Group (1)	876,642	295,726
TransUnion	7,124,822	404,690
Upwork (1)(4)	507,832	9,197
Upwork, Acquisition Date: 3/13/12 - 11/20/17, Cost $39,847 (1)(3)(4)	7,374,304	126,871
		836,484
Road & Rail 0.6%		
Old Dominion Freight Line	991,840	122,483

Saia (1)	88,679	4,950
		127,433
Trading Companies & Distributors 0.6%		
SiteOne Landscape Supply (1)	647,106	35,765
Watsco	653,742	90,962
		126,727
Total Industrials & Business Services		4,594,098
INFORMATION TECHNOLOGY 21.3%		
Electronic Equipment, Instruments & Components 0.3%		
Coherent (1)	362,065	38,274
Littelfuse	110,423	18,935
		57,209
IT Services 8.9%		
Black Knight (1)(4)	8,607,030	387,833
Booz Allen Hamilton Holding	5,179,865	233,456
Gartner (1)	3,152,579	403,026
Okta (1)	862,178	55,007
ServiceTitan, Acquisition Date: 11/9/18, Cost $2,665 (1)(2)(3)	101,356	2,665
Shopify, Class A (1)	2,539,077	351,535
StoneCo, Acquisition Date: 3/7/16 - 12/14/17, Cost $60,802 (1)(3)(4)	10,767,078	188,618
StoneCo, Class A (1)(4)	1,737,459	32,039
StoneCo, Class B, Acquisition Date: 2/20/15 - 12/13/16, Cost $6,905 (1)(3)(4)	2,731,050	47,843
Twilio, Class A (1)	1,471,000	131,360
Wix.com (1)	1,269,471	114,684
		1,948,066
Software 12.1%		
2U (1)	170,073	8,456
Atlassian, Class A (1)	2,890,171	257,167
Checkr, Acquisition Date: 6/29/18, Cost $5,429 (1)(2)(3)	441,773	5,429
Cision (1)	5,158,131	60,350
Coupa Software (1)	2,662,595	167,371
Descartes Systems Group (1)(4)	4,142,729	109,617
DocuSign (1)	2,742,678	109,927

Dropbox, Class A (1)	1,837,725	37,545
Ellie Mae (1)(4)	1,807,968	113,595
Envestnet (1)	195,169	9,600
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(2)(3)	190,876	441
Guidewire Software (1)	977,024	78,387
Instructure (1)	533,498	20,011
Pagerduty, Acquisition Date: 9/28/18, Cost $2,620 (1)(2)(3)	161,598	2,620
Paylocity Holding (1)	1,424,054	85,742
Proofpoint (1)	1,869,187	156,657
RealPage (1)(4)	5,004,745	241,179
Splunk (1)	44,414	4,657
SS&C Technologies Holdings	7,004,085	315,954
SVMK (1)	443,281	5,439
SVMK, Acquisition Date: 11/25/14, Cost $36,107 (1)(3)	2,194,941	25,585
Tableau Software, Class A (1)(4)	3,698,498	443,820
Toast, Acquisition Date: 9/14/18 - 11/14/18, Cost $2,790 (1)(2)(3)	102,448	2,817
Ultimate Software Group (1)	957,795	234,535
Workiva (1)(4)	2,534,050	90,947
Zendesk (1)	1,028,182	60,015
		2,647,863
Total Information Technology		4,653,138
MATERIALS 0.7%		
Chemicals 0.7%		
GCP Applied Technologies (1)(4)	5,753,000	141,236
Valvoline	945,700	18,299
Total Materials		159,535
REAL ESTATE 1.7%		
Real Estate Management & Development 1.7%		
Altus Group (CAD)(4)	3,332,667	57,782
Colliers International Group	466,702	25,687
FirstService (4)	2,364,480	161,920
Redfin (1)(4)	7,624,780	109,797

WeWork, Class A, Acquisition Date: 12/9/14 - 5/26/15, Cost $4,482 (1)(2)(3)	309,256	16,022
Total Real Estate		371,208
Total Miscellaneous Common Stocks 4.6% (6)		1,008,649
Total Common Stocks (Cost $14,995,884)		**20,728,374**

PREFERRED STOCKS 0.6%

HEALTH CARE 0.6%

Health Care Equipment & Supplies 0.6%

Sartorius (EUR)(7)	1,073,822	133,645
Total Health Care		133,645
Total Preferred Stocks (Cost $108,068)		**133,645**

CONVERTIBLE PREFERRED STOCKS 4.2%

COMMUNICATION SERVICES 0.2%

Entertainment 0.2%

Houzz, Series D, Acquisition Date: 6/3/14, Cost $19,726 (1)(2)(3)	2,632,810	21,694
Offerup, Series A-2, Acquisition Date: 3/6/15, Cost $6,850 (1)(2)(3)	1,375,830	7,086
Offerup, Series C, Acquisition Date: 3/6/15, Cost $11,641 (1)(2)(3)	2,337,940	12,040
Offerup, Series C-1, Acquisition Date: 8/26/16, Cost $4,573 (1)(2)(3)	682,712	3,516
Total Communication Services		44,336

CONSUMER DISCRETIONARY 1.8%

Hotels, Restaurants & Leisure 0.4%

Sweetgreen, Series F, Acquisition Date: 6/30/15, Cost $26,916 (1)(2)(3)(4)	3,509,234	45,760
Sweetgreen, Series G, Acquisition Date: 8/15/16 - 2/27/18, Cost $20,354 (1)(2)(3)(4)	2,261,542	29,491
		75,251

Internet & Direct Marketing Retail 1.0%

A Place for Rover, Series G, Acquisition Date: 5/11/18, Cost $29,547 (1)(2)(3)	3,924,648	29,547

Coupang, Series G, Acquisition Date: 1/9/15, Cost $16,858 (1)(2)(3)	5,958,970	33,971
Evolve Vacation Rental Network, Series 4, Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	5,219
Evolve Vacation Rental Network, Series 5, Acquisition Date: 11/6/15, Cost $4,220 (1)(2)(3)(4)	1,727,442	12,550
Evolve Vacation Rental Network, Series 6, Acquisition Date: 1/18/17, Cost $8,679 (1)(2)(3)(4)	2,218,727	16,119
Evolve Vacation Rental Network, Series 7, Acquisition Date: 1/10/18, Cost $3,151 (1)(2)(3)(4)	433,698	3,151
Evolve Vacation Rental Network, Series 8, Acquisition Date: 3/29/18 - 6/15/18, Cost $17,862 (1)(2)(3)(4)	2,098,881	17,862
Framebridge, Series C, Acquisition Date: 6/20/18, Cost $12,363 (1)(2)(3)(4)	3,558,133	12,363
Minted, Series E, Acquisition Date: 10/30/18, Cost $23,654 (1)(2)(3)	1,756,494	23,654
Roofoods, Series F, Acquisition Date: 9/12/17, Cost $45,403 (1)(2)(3)	128,414	65,482
		219,918
Specialty Retail 0.3%		
Vroom, Series C, Acquisition Date: 7/13/15, Cost $9,073 (1)(2)(3)(4)	764,369	13,721
Vroom, Series D, Acquisition Date: 12/22/15, Cost $9,072 (1)(2)(3)(4)	689,031	12,369
Vroom, Series E, Acquisition Date: 9/19/16, Cost $11,432 (1)(2)(3)(4)	704,642	12,649
Vroom, Series F, Acquisition Date: 6/30/17 - 11/27/17, Cost $17,583 (1)(2)(3)(4)	1,030,809	18,504
Vroom, Series G, Acquisition Date: 8/17/18, Cost $17,825 (1)(2)(3)(4)	992,969	17,825
		75,068
Textiles, Apparel & Luxury Goods 0.1%		
Allbirds, Series A, Acquisition Date: 10/10/18, Cost $5,119 (1)(2)(3)	93,347	5,119
Allbirds, Series B, Acquisition Date: 10/10/18, Cost $899 (1)(2)(3)	16,400	899
Allbirds, Series C, Acquisition Date: 10/9/18, Cost $8,595 (1)(2)(3)	156,734	8,595

Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $2,750 (1)(2)(3)	50,155	2,750
		17,363
Total Consumer Discretionary		387,600
CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $9,028 (1)(2)(3)	488,972	10,288
Total Consumer Staples		10,288
FINANCIALS 0.1%		
Insurance 0.1%		
Go Maps, Series B, Acquisition Date: 12/15/17, Cost $9,940 (1)(2)(3)(4)	936,022	9,940
Jetclosing, Series A, Acquisition Date: 5/25/18, Cost $8,917 (1)(2)(3)(4)	4,570,635	8,917
Total Financials		18,857
HEALTH CARE 0.6%		
Biotechnology 0.1%		
Tempus Labs, Series D, Acquisition Date: 3/16/18, Cost $8,530 (1)(2)(3)	910,093	14,706
Tempus Labs, Series E, Acquisition Date: 8/23/18, Cost $11,140 (1)(2)(3)	665,388	11,140
		25,846
Health Care Equipment & Supplies 0.4%		
JAND, Series D, Acquisition Date: 4/23/15, Cost $15,460 (1)(2)(3)	1,346,025	20,593
JAND, Series E, Acquisition Date: 3/9/18, Cost $24,677 (1)(2)(3)	1,570,115	24,021
Kardium, Series D, Acquisition Date: 11/29/18, Cost $8,865 (1)(2)(3)	9,149,620	8,865
Outset Medical, Series C, Acquisition Date: 4/19/17, Cost $13,807 (1)(2)(3)(4)	5,327,861	16,570
Outset Medical, Series D, Acquisition Date: 8/20/18, Cost $8,914 (1)(2)(3)(4)	2,866,132	8,914
		78,963

Health Care Providers & Services 0.0%		
Babyco, Class A, Acquisition Date: 11/3/17, Cost $9,057 (1)(2)(3)(4)(5)	2,611,790	6,347
		6,347
Health Care Technology 0.1%		
Doximity, Series C, Acquisition Date: 4/10/14 - 3/22/18, Cost $8,769 (1)(2)(3)	1,894,489	9,453
		9,453
Total Health Care		120,609
INDUSTRIALS & BUSINESS SERVICES 0.1%		
Road & Rail 0.1%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost $21,158 (1)(2)(3)	2,979,808	21,158
Total Industrials & Business Services		21,158
INFORMATION TECHNOLOGY 1.1%		
IT Services 0.1%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $55 (1)(2)(3)	2,099	55
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $27,048 (1)(2)(3)	1,028,634	27,048
		27,103
Software 1.0%		
Checkr, Series C, Acquisition Date: 4/10/18, Cost $25,265 (1)(2)(3)	1,850,770	25,265
Evernote, Series 1, Acquisition Date: 11/20/12, Cost $4,591 (1)(2)(3)	381,752	882
Evernote, Series 4, Acquisition Date: 5/2/12 - 11/20/12, Cost $14,562 (1)(2)(3)	1,210,758	6,381
Evernote, Series 5, Acquisition Date: 11/8/13, Cost $2,274 (1)(2)(3)	174,948	973
Lookout, Series F, Acquisition Date: 3/21/14 - 8/8/14, Cost $31,937 (1)(2)(3)	2,795,838	7,018
Pagerduty, Series D, Acquisition Date: 8/24/18 - 9/28/18, Cost $21,463 (1)(2)(3)	1,257,455	21,463
Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost $16,608 (1)(2)(3)	7,238,750	16,504

SHORT-TERM INVESTMENTS 0.4%

Money Market Funds 0.4%

T. Rowe Price Government Reserve Fund, 2.45% (4)(9)	81,980,146	81,980
Total Short-Term Investments (Cost $81,980)		**81,980**
Total Investments in Securities		
100.2% of Net Assets (Cost $15,983,981)		**$ 21,902,000**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Level 3 in fair value hierarchy. See Note 2.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,802,597 and represents 8.2% of net assets.
(4) Affiliated Companies
(5) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(7) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.
(8) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(9) Seven-day yield
(10) In default with respect to payment of interest.

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
ADR American Depositary Receipts
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
FRN Floating Rate Note
GBP British Pound
IDR Indonesian Rupiah
USD U.S. Dollar

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Abcam	$ 2,311	$ (18,674)	$ 2,200
Alclear Holdings, Class B	–	75,792	–
Altus Group	(24)	(35,927)	959
Armstrong Worldwide Industries	4,616	(10,033)	512
Atlassian, Class A	169,885	49,923	–
Babyco, Class A	–	(2,711)	–
Black Knight	3,076	1,737	–
Bloom Energy, Class A	29	(8,957)	–
Boston Beer, Class A	867	5,304	–
Bright Horizons Family Solutions	3,597	70,159	–
Burlington Stores	30,024	103,213	–
Cable One	9,922	41,813	3,039
Canada Goose Holdings	(415)	11,491	–
Cargurus	81,083	(22,387)	–
Coupa Software	63,574	81,285	–
Descartes Systems Group	1,028	(8,329)	–
Ellie Mae	143	(48,272)	–
Eventbrite, Class A	14	1,730	–
Eventbrite, Class B^^	–	46,573	–
Evolve Vacation Rental Network, Series 4	–	1,096	–
Evolve Vacation Rental Network, Series 5	–	2,634	–
Evolve Vacation Rental Network, Series 6	–	3,383	–
Evolve Vacation Rental Network, Series 7	–	–	–
Evolve Vacation Rental Network, Series 8	–	–	–
Fiesta Restaurant Group	(2,328)	(3,824)	–
FirstService	620	(5,977)	524

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has two classes of shares: the New Horizons Fund (Investor Class) and the New Horizons Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2018, the fund realized $181,686,000 of net gain on $332,686,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2018, totaled $186,426,000 for the year ended December 31, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2018, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2018, the fund recognized $96,616,000 of loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $9,195,848,000 and $9,462,681,000, respectively, for the year ended December 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $2,936,000 for T. Rowe Price Services, Inc.; and $4,085,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2018, the fund was charged $139,000 for shareholder servicing costs related to the college savings plans, of which $82,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At December 31, 2018, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2018, the fund was allocated $136,000 of Spectrum Funds’ expenses and $4,483,000 of Retirement Funds’ expenses. Of these amounts, $1,506,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2018, approximately 15% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2018, approximately 11% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$352,408,000 from short-term capital gains,

■	$2,586,761,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $110,385,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $97,845,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher W. Carlson (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Eric L. DeVilbiss, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Anouk Dey, CFA (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1973) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Barry Henderson (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Adam Poussard (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Alexander P. Roik, CFA (1991) Vice President	Vice President, T. Rowe Price

Corey D. Shull, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan Tu (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, student, University of Chicago Booth School of Business (to 2014)

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2019